CUSIP NO. 448515 10 6                       Schedule 13D


                                                                 Exhibit 99.1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f)(1) of Regulation 13d of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of this statement and any subsequent amendments thereto.

Date:  November    , 1997


                                   CLIPPER CAPITAL ASSOCIATES, INC.,



                                    by:
                                        Name:  Robert B. Calhoun, Jr.
                                        Title:  President


                                    METROPOLITAN LIFE INSURANCE COMPANY,



                                    by:
                                        Name:  Michael J. Mazzola
                                        Title: Assistant Vice-President


                                    OGP II, L.P.,
                                        by its general partner LJM, LLC,



                                     by:
                                         Name:  Louis J. Mischianti
                                         Title:  Member




                                         J. Erik Hvide


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                                         J. ERIK HVIDE, as trustee of the trust
                                         created by the Declaration of Trust
                                         dated June 23, 1978, for Elsa Hvide and
                                         the others named therein,




                                         by:
                                               Name:  J. Erik Hvide
                                               Title:  Trustee

                                         J. ERIK  HVIDE,  as trustee
                                         of the trust created by the
                                         Declaration  of Trust dated
                                         June  23,  1978,  for  Elsa
                                         Hvide Sowrey and the others
                                         named therein,



                                         by:
                                               Name: J. Erik Hvide
                                               Title: Trustee



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